UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21044

UM Investment Trust

 (Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

 (Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

 (Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (800) 480-4111

Date of fiscal year end:  December 31

Date of reporting period: January 1, 2008 through December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

UM Investment Trust

Undiscovered Managers
Multi-Strategy Fund
Annual Report
December 31, 2008

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund’s Private Placement Memorandum. This document, although required to be filed with the SEC, may not be copied, faxed or otherwise distributed to the general public.

Undiscovered Managers Multi-Strategy Fund
Annual Report
December 31, 2008

Past performance is no guarantee of future results.  Market volatility can significantly impact short-term performance.  Results of an investment made today may differ substantially from the Fund’s historical performance.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  Total return figures include the reinvestment of dividends and capital gains.

Undiscovered Managers Multi-Strategy Fund
President’s Letter (Unaudited)
Annual Report

January 29, 2009

Dear Shareholder:

As we close the door on one of the most challenging years I’ve experienced in the investment business, I would, ideally, like to assure our shareholders that the worst of the economic crisis is behind us. However, given the unprecedented nature of this crisis—and the uncertainty that lies before us—it is difficult to know whether we’ve reached the bottom of the ongoing economic storm.

Although a full-scale recovery isn’t likely to be around the corner, there have been a few signs of encouragement. The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators. Interbank lending has improved, and the short-term credit markets have shown signs of stability in response to the federal government’s cut in the fed funds rate from 1% to a target rate between zero and 0.25%. In addition, we are confident that the new President and Congress will work together to address the crisis through unprecedented economic stimulus and other actions, as necessary.

Quote

“The crisis began in the credit markets over a year and a half ago and, recently, we have finally seen some degree of improvement in the leading credit indicators.”

Credit markets drove stocks down and yields lower

The credit markets led stocks and the U.S. economy down in 2008, setting records along the way as prices of corporate and mortgage bonds sank to new lows. The extreme market volatility sent investors running to what many consider the safest investments in the world—U.S. Treasuries. As prices skyrocketed, these became, by far, the best-performing asset class, returning about 14% for the year. Yields tumbled to record lows across the maturity spectrum; already at record lows, the cut in the fed funds rate pushed down rates on Treasuries even further, to near zero or negative for shorter-maturity securities. From December 2007 to December 2008, the yield on the 10-year Treasury bond declined from 4.0% to 2.2%, while the yield on the 30-year bond dropped from 4.4% to 2.7%.

Equity indexes report record slides

In the U.S., equities ended 2008 with some of the worst performance and most extreme market volatility since the Great Depression. Among U.S. benchmarks, the Dow Jones Industrial Average, the S&P 500 Index and NASDAQ Composite Index returned -32%, -38% and -42%, respectively. According to the Russell Indexes, large-cap stocks performed somewhat better than their small- and mid-cap counterparts, while value equities fell less than their growth peers across all capitalization categories. The overseas markets also turned in a dismal end of year performance; the MSCI EAFE Index closed the year with a total return of -44%, as virtually all individual countries included in the index suffered double-digit losses.

Adjusting to the new reality

Given the market’s performance, investor confidence has been shaken, the short-term outlook remains unclear and volatility is likely to remain high. But whether this cycle has reached bottom or not, there are emerging opportunities for investors to adjust their expectations and portfolios to the current market scenario.

A long-term, disciplined investment plan, for example, can provide focus and prevent emotions from adversely impacting your investment strategy. And, although even diversified portfolios have been challenged by the extreme market volatility, investors may consider maintaining a balance of investments, such as equities, alternatives and diversified fixed income investments, in their portfolios to ensure that they are better positioned to smooth volatility and benefit from the market’s eventual recovery. Lastly, as in all markets, investors should check in with their financial advisors to reset their goals, time horizons and priorities, as necessary.

Investing in new opportunities

During this market downturn, JPMorgan has not altered its commitment to maintaining a long-term view and providing you with market insights, service, and high-quality investment solutions. One example of this is the newly launched JPMorgan Strategic Income Opportunities Fund, a flexible, diversified, multi-sector approach to fixed income investing.* The fund seeks to generate absolute returns by relying on an opportunistic investment process emphasizing both traditional and alternative investing strategies. For more information on this fund, please visit our website, www.jpmorganfunds.com. Your financial advisor can help you decide whether it is appropriate for your portfolio.

On behalf of everyone at JPMorgan Asset Management, we wish you a very Happy New Year. We appreciate the opportunity to help you continue to manage your investment needs this year and beyond. Should you have any questions, please visit www.jpmorganfunds.com or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

President and CEO

JPMorgan Funds

*Strategic Income Opportunities Fund risks:

Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Securities rated below investment grade are called "high-yield bonds," "non-investment grade bonds," "below investment-grade bonds," or "junk bonds." They generally are rated in the fifth or lower rating categories of Standard & Poor's and Moody's Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund's share price will decline.

There is no guarantee that the use of long and short positions will succeed in limiting the Fund's exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

The Fund may invest in international fixed income securities. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

Undiscovered Managers Multi-Strategy Fund
Portfolio Performance Review (Unaudited)
December 31, 2008

Q. How did the Fund perform?

The Undiscovered Managers Multi-Strategy Fund, which seeks to achieve capital appreciation with low volatility relative to the broad equity markets,* returned –19.01%** for the 12 months ended December 31, 2008. During the period, the Merrill Lynch 3-Month U.S. Treasury Bill Index returned 6.61%.

Q. Why did the Fund perform this way?

A. The Fund underperformed its benchmark for the period due primarily to the long/short equity strategy, which returned –30.3% to the overall Portfolio, as short-oriented gains of 25.4% were mitigated by the long/short equity strategy’s decline.

The long/short sector was negative for the period, declining 22.0% over the year. Detractors included sector specialists in commodities: –78.4%; energy: –62.7%; and consumer: –39.4%. The lowest-returning underlying investment came from a commodity-focused vehicle that was negatively affected due to net-long positioning in precious metals and other commodities. The investment was able to generate approximately 42.0% and 33.7% in November and December, respectively, but still ended down 78.4% for the year. Another detractor was an energy-focused vehicle that declined 62.7%, and subtracted 2.61% from the year’s performance. This underlying investment was negatively affected due to net-long positions in oil and natural gas futures contracts, with most of their exposure in the more volatile front-month contracts. After the severe drawdown, the investment removed all of its market exposure, moved 100% to cash instruments, and offered investors the opportunity to redeem their capital on November 1. The Fund no longer has exposure to this investment.

As a group, long/short generalists fell 37.8% for the year, making this the worst-performing sector in the Fund. All 14 underlying investments experienced double-digit declines ranging from –10.5% to as low as –81.8%. The largest negative impact came from a generalist investment with a European focus. This underlying investment reported –81.6% for the period, subtracting 3.0% from Fund performance. The investment’s negative performance was attributed to an 80% net-long positioning, with the largest positions moving strongly against it. The investment’s recent return, coupled with investor redemptions, caused it to wind down at year-end.

Alternatively, the Fund’s short strategy provided a buffer to the overall portfolio, as 90% of its short underlying investments generated positive returns and contributed over 25% to the Fund. In general, our short-oriented investments continued to be successful in identifying companies that had difficulty operating within the current economic environment. This included companies that may have trouble securing financing to maintain operations as well as companies whose profits would slow in the troubling macro environment.

The largest contributor in the group was a short credit underlying investment that increased 47.7%, contributing 1.5% to the Fund for the year.  This investment benefited from the market’s continued decline, but did give some of its gains back as markets rebounded at the end of December.

Overall, event-driven allocations were down 14.3% and detracted from performance.  The largest negative return came from the multi-strategy underlying investment, which experienced its largest declines in long equity positions.  Another underlying investment on the credit side of the event-driven space had operated with less invested capital since the second quarter, but found recent opportunities by investing some capital into a few high-quality high-yield bonds.

Q. How was the Fund Managed?

A. The Fund had an extended market outlook that aimed to generate returns comparable to long-term historical returns of equities, with less volatility. Thus, the Fund may underperform the Merrill Lynch 3-Month U.S. Treasury Bill Index in any one year.

Modifications to strategy weightings were negligible. While there have been a few changes of underlying investments in the overall strategy, weights remained unchanged. The Fund continued to seek generalist underlying investments to act as capital protectors in adverse market conditions, along with sector specialists and Japanese fund underlying investments.

*The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
** The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

Undiscovered Managers Multi-Strategy Fund
Portfolio Charactertistics (Unaudited)
December 31, 2008

Fund Facts

Fund Inception	February 28, 2002
Fiscal Year End	December 31
Net Assets as of 12/31/2008 (in thousands)	$133,148

Undiscovered Managers Multi-Strategy Fund
Portfolio Characteristics, continued (Unaudited)
December 31, 2008

	Average Annual Total Returns as of December 31, 2008
	1 Year	5 Year	Since Inception
Undiscovered Managers Multi-Strategy Fund	(19.01)%	0.36%	1.54%

The quoted performance is past performance and not a guarantee of future returns. An absolute return strategy involves risk and is subject to fluctuation. For a more complete description of the risks involved, please refer to the Fund’s Private Placement Memorandum. The past performance of any investment, investment strategy or investment style is not indicative of future performance. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Total return figures include the reinvestment of dividends and capital gains. For up to date month-end performance information, or to receive the Fund’s Private Placement Memorandum, please call  1-800-245-5834. Please read carefully before investing or sending money.

The Fund commenced operations on February 28, 2002.

The graph illustrates comparative performance for $40,000 invested in the Undiscovered Managers Multi-Strategy Fund, Merrill Lynch 3-Month U.S. Treasury Bill Index, Barclays Capital U.S. Aggregate Index, HFRI Fund of Funds Composite Index and S&P 500 Index from February 28, 2002 to December 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the indices does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark.

The Merrill Lynch 3-Month U.S. Treasury Bill Index is a one-security index which, at the beginning of every month, selects for inclusion the bill maturing closest to, but not beyond, 91 days from that date. The issue is then held for one month, sold and rolled into a new bill. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The HFRI Fund of Funds Composite Index measures the performance of the broad market of funds of funds open to investors. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Undiscovered Managers Multi-Strategy Fund
Schedule of Portfolio Investments
As of December 31, 2008

Liquidity	Security Description	Value ($)
Long-Term Investments -- 58.7%
Investment Vehicles -- 58.7% (f) (i)
Dedicated Short Bias - Short Equity -- 14.6%
Monthly	Advanthedge Fund, LP *	2,338,121
Quarterly	Contra Strategic Short Fund, LP * †	1,905,814
Quarterly	Dialectic Antithesis Partners, LP	4,572,088
Quarterly	Kingsford Capital Partners, LP	3,434,829
Monthly	SC Opportunity Fund, LP *	4,000,241
Quarterly	Senium Fund, LP	3,157,280
		19,408,373
Event Driven - Distressed -- 5.2%
Annually	Contrarian Capital Fund I, LP * †	3,275,611
Quarterly	Mast Credit Opportunities I, LP	3,717,205
		6,992,816
Event Driven - Multi Strategy -- 2.3%
Quarterly	Canyon Value Realization Fund (Cayman), Ltd. * †	3,058,290
Long/Short Equity - General -- 20.2%
Monthly	Alphagen Rhocas Fund	3,713,500
Monthly	Asian Era Sub Fund *	2,445,183
Quarterly	Atlas Advantage Fund, LP *	4,239,700
Quarterly	Bonanza Liquidating Trust †	334,674
Quarterly	Bonanza Partners, LP †	529,129
Quarterly	Coeus Capital, LP *	3,116,343
Quarterly	Defiance Asset Management Fund, LP *	3,400,515
Monthly	Epic Canadian Long Short Fund LP * †	1,799,148
Annually	Lafayette Street Fund, LP *	2,194,852
Quarterly	SC Fundamental Value Fund, LP †	34,229
Monthly	Sprott Capital, LP *	4,002,957
Quarterly	Steelhead Navigator Fund, LP *	1,099,035
		26,909,265
Long/Short Equity - Sector -- 16.4%
Monthly	ARIA Select Consumer Fund *	1,041,620
Quarterly	Connective Capital I (QP), LP *	4,094,519
Quarterly	CRM Windridge Partners, LP	3,731,911
Monthly	Ecofin Global Utilities Hedge Fund, LP *	2,680,690
Quarterly	Longbow Infrastructure, LP *	3,571,995
Quarterly	MPM BioEquities Fund, LP †	467,258
Monthly	Oceanic Hedge Fund	4,422,705
Quarterly	Shannon River Partners Fund II, LP *	1,799,404
		21,810,102
	Total Long-Term Investments
	(Cost $62,894,877)	78,178,846

	Shares
Short-Term Investment -- 15.5%
Investment Company -- 15.5%
	20,656,806	JPMorgan Prime Money Market Fund, Institutional Class (b)
		(Cost $20,656,806)	20,656,806
Total Investments -- 74.2%
(Cost $83,551,683)			98,835,652
Other Assets in Excess of Liabilities -- 25.8%			34,311,896
NET ASSETS -- 100.0%			$ 133,147,548

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(b)

Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(f)

Fair Valued Investment.

(i)

Security has been deemed illiquid and restricted pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

* All or a portion of this investment is subject to a lockup provision ranging up to 1 year. During a lockup period, a fund is unable to access its investment without penalty.

† All or a portion of this investment's liquidity noted in the schedule of investments could be impaired due to the partnerships winding down, side pockets, and suspending of redemptions.

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund
Statement of Assets and Liabilities
As of December 31, 2008

ASSETS:
Investments in non-affiliated Investment Vehicles, at value	$78,178,846
Investments in affiliates, at value	20,656,806
Total investments, at value	98,835,652
Commitment for purchases	20,300,000
Receivables:
Investment Vehicles sold	68,499,389
Interest and dividends	69,167
Total Assets	187,704,208

LIABILITIES:
Due to custodian	1,290,575
Payables:
Fund shares repurchased	52,909,196
Accrued liabilities:
Investment advisory fees	197,780
Administration fees	57,751
Custodian and accounting fees	3,592
Other	97,766
Total Liabilities	54,556,660

Net Assets	$133,147,548

NET ASSETS:
Paid in capital	$152,104,688
Accumulated undistributed (distributions in excess of) net investment income	(5,629)
Accumulated net realized gains (losses) from investments	(34,235,480)
Net unrealized appreciation (depreciation) from investments	15,283,969

Total Net Assets	$133,147,548

Outstanding units of beneficial interest (shares) ($0.001 par value; unlimited number of shares authorized):	5,869,451

Net asset value, offering and redemption price per share	$22.68

Cost of non-affiliated Investment Vehicles	$62,894,877
Cost of investments in affiliates	20,656,806

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund
Statement of Operations
For the Year Ended December 31, 2008

INVESTMENT INCOME:
Dividend income from affiliates (a)	$364,874
Interest income from non-affiliates	19,719
Total investment income	384,593

EXPENSES:
Investment advisory fees	2,816,190
Administration fees	822,328
Custodian and accounting fees	9,162
Interest expense	35,521
Professional fees	84,977
Trustees' and Chief Compliance Officer's fees	1,482
Printing and mailing costs	9,666
Transfer agent fees	76,576
Other	50,767
Total expenses	3,906,669
Less earnings credits (See Note 3.D.)	(9,162)
Net expenses	3,897,507

Net investment income (loss)	(3,512,914)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from non-affiliated Investment Vehicles	3,865,848
Change in net unrealized appreciation (depreciation) of non-affiliated Investment Vehicles	(44,476,834)
Net realized/unrealized gains (losses)	(40,610,986)

Change in net assets resulting from operations	$(44,123,900)

(a) Includes reimbursements of investment advisory, administration and shareholder servicing fees.
     Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund
Statement of Changes in Net Assets
For the Periods Indicated

	Year Ended December 31, 2008	Year Ended December 31, 2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(3,512,914)	$(4,794,966)
Net realized gain (loss)	3,865,848	14,081,426
Change in net unrealized appreciation (depreciation)	(44,476,834)	8,083,879
Change in net assets resulting from operations	(44,123,900)	17,370,339

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,865,093)	(1,992,563)
From net realized gains	-	(15,731,729)
Total distributions to shareholders	(1,865,093)	(17,724,292)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	21,156,294	34,492,838
Dividends and distributions reinvested	1,696,046	16,023,696
Cost of shares repurchased	(86,973,977)	(88,960,209)
Change in net assets from capital transactions	(64,121,637)	(38,443,675)

NET ASSETS:
Change in net assets	(110,110,630)	(38,797,628)
Beginning of period	243,258,178	282,055,806
End of period	$133,147,548	$243,258,178
Accumulated undistributed (distributions in excess of) net investment income	$(5,629)	$(262,727)

SHARE TRANSACTIONS:
Issued	780,637	1,170,120
Reinvested	62,817	565,388
Repurchased	(3,587,102)	(3,061,226)
Change in shares	(2,743,648)	(1,325,718)

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund
Statement of Cash Flows
For the Year Ended December 31, 2008

INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net decrease in net assets from operations	$(44,123,900)
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:

Purchase of investment securities	(46,137,506)
Proceeds from disposition of investment securities	131,376,272
Purchases of short-term investments, net	(20,656,806)
Decrease in unrealized appreciation/depreciation on investments	44,476,834
Realized gain/loss on investments	(3,865,848)
Increase in commitment for purchases	(20,300,000)
Increase in receivable for Investments Vehicles sold	(16,282,734)
Increase in interest and dividends receivable	(69,167)
Decrease in dividends and distributions payable	(1,590,544)
Decrease in accrued expenses and other liabilities	(123,470)
Net cash provided (used) by operating activities	22,703,131

Cash flows provided (used) by financing activities:
Net proceeds from shares issued	21,156,294
Net cost of shares repurchased	(65,916,895)
Cash distributions paid to shareholders (net of reinvestments of $1,696,046)	(169,047)
Due to custodian	1,290,575
Net cash provided (used) by financing activities	(43,639,073)
Net increase/decrease in cash	(20,935,942)

Cash:
Beginning of period	20,935,942
End of period	$-

Supplemental disclosure of cash flow information:

The Fund paid interest expense of $6,875 on the credit facility during the period.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts at banks that are not subject to withdrawal restrictions or penalties to be cash.

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund
Financial Highlights
For the Periods Indicated

	Years Ended
PER SHARE OPERATING PERFORMANCE:	December 31, 2008		December 31, 2007	December 31, 2006	December 31, 2005	December 31, 2004
Net asset value, beginning of period	$28.24		$28.38	$28.31	$27.36	$26.98
Income from investment operations:
Net investment income (loss)	(0.70)		(0.51) (c)	(0.48)	(0.46)	(0.48)	(c)
Net realized and unrealized gains (losses) on investments	(4.63)		2.31	2.51	2.19	1.48
Total from investment operations	(5.33)		1.80	2.03	1.73	1.00
Less distributions:
Distributions from net investment income	(0.23)		(0.22)	(0.21)	-	-
Distributions from capital gains	-		(1.72)	(1.75)	(0.73)	(0.62)
Distributions from tax return of capital	-		-	-	(0.05)	-	(d)
	(0.23)		(1.94)	(1.96)	(0.78)	(0.62)

Net asset value, end of period	$22.68		$28.24	$28.38	$28.31	$27.36

TOTAL RETURN (a)	(19.01)%		6.35%	7.18%	6.33%	3.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$133,148		$243,258	$282,056	$262,002	$234,902

RATIOS TO AVERAGE NET ASSETS: (b)
Net expenses	1.75	% (e)	1.72%	1.74%	1.71%	1.81%
Net investment income (loss)	(1.58)		(1.72)	(1.73)	(1.71)	(1.80)
Expenses without waivers, reimbursements and earnings credits	1.76		1.73	1.74	1.71	1.81
PORTFOLIO TURNOVER RATE	23		14	31	36	18

(a)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)

Expenses of Investment Vehicles are not included in the expense ratios.

(c)

Calculated based upon average number of shares outstanding.

(d)

Amount rounds to less than $0.01.

(e)

Includes interest expense of 0.02%.

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund
Notes to Financial Statements
As of December 31, 2008

1. Organization

UM Investment Trust (“UMIT”) (the “Trust”) was organized on November 12, 2001, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. Undiscovered Managers Multi-Strategy Fund (the “Fund”) is the only series of the Trust. The Fund commenced operations on February 28, 2002.

The objective of the Fund is to achieve capital appreciation with low volatility relative to the broad equity markets. The Fund seeks to achieve its objective through a multi-manager, multi-strategy program of investments in a variety of partnerships and other investment vehicles (collectively, the "Investment Vehicles") that are advised by a variety of investment management firms. The Fund primarily invests in Investment Vehicles that are not registered under the 1940 Act and cannot be resold or transferred except by permission of the managers of the Investment Vehicles.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments

The Trust determines the net asset value per share of the Fund (i) as of the last day of each month that the New York Stock Exchange is open for trading as of the earlier of 4:00 p.m. Eastern Time or the close of regular trading on the New York Stock Exchange and (ii) at such other dates and times as may be approved by the Trust's officers from time to time. Investments in Investment Vehicles are presented in the accompanying financial statements at fair value. Fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Vehicle in accordance with the Investment Vehicle's valuation policies and reported at the time of the Fund's valuation, net of any performance fees. As a general matter, the fair value of the Fund's interest in an Investment Vehicle will represent the amount that the Fund could reasonably expect to receive from an Investment Vehicle if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Considerable judgment is required to interpret the factors used to develop estimates of fair value. These factors include, but are not limited to, a review of the underlying securities of the Investment Vehicles when available, ongoing due diligence of the style, strategy and valuation methodology employed by each Investment Vehicle, and a review of market inputs that may be expected to impact the performance of a particular Investment Vehicle. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value and could be material to the financial statements. In the unlikely event that an Investment Vehicle does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Vehicle based on the most recent value reported by the Investment Vehicle, as well as an y relevant information available at such time. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

Investments of the Fund with a value of $78,178,846, which is approximately 79.1% of the Fund's investments at December 31, 2008, have been fair valued and are illiquid and restricted as to resale or transfer.

During the period, the Fund adopted Statement of Financial Accounting Standards No. 157 – Fair Value Measurements – (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.  SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

Undiscovered Managers Multi-Strategy Fund
Notes to Financial Statements, continued
As of December 31, 2008

•

Level 1 — quoted prices in active markets for identical securities

•

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s assets and liabilities carried at fair value:

Valuation Inputs		Investments in Securities	Other Financial Instruments*
Level 1	Quoted prices	$20,656,806	$ -
Level 2	Other significant observable inputs	-	-
Level 3	Significant unobservable inputs	78,178,846	-
Total		$98,835,652	$ -

* Other financial instruments may include futures, forwards and swap contracts.

SFAS 157 also requires a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments*
Balance as of 12/31/07	$204,028,598	$ -
Realized gain (loss)	3,865,848	-
Change in unrealized appreciation (depreciation)	(44,476,834)	-
Net purchases (sales)	(85,238,766)	-
Net transfers in (out) of Level 3	-	-
Balance as of 12/31/08	$78,178,846	$ -

* Other financial instruments may include futures, forwards and swap contracts.

Transfers into Level 3 are valued utilizing values as of the end of the period and transfers out of Level 3 are valued utilizing values as of the beginning of the period.

B. Security Transactions and Investment Income

Investment transactions are accounted for on the trade date (the date the subscription/redemption is accepted and effective). Gains and losses are calculated on the specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

All changes in the value of the Investment Vehicles are included as unrealized appreciation or depreciation in the Statement of Operations.

C. Fund Expenses

The Fund bears all the expenses of its own operations, including, but not limited to legal, audit, fund accounting, registration and blue sky filing fees. With respect to the Fund's investments in other registered investment companies, private investment funds, and other commingled Investment Vehicles, the Fund bears its ratable share of each such entity's expenses and would also be subject to its share of the management and performance fees, if any,

Undiscovered Managers Multi-Strategy Fund
Notes to Financial Statements, continued
As of December 31, 2008

charged by such entity. The Fund's share of management and performance fees charged by such entities is in addition to fees paid by the Fund to the Advisor and is not reflected as Fund expenses.

As of December 31, 2008, the Fund had investments in twenty-nine Investment Vehicles, none of which were related parties. The agreements related to investments in Investment Vehicles provide for compensation to the general partners/managers in the form of management fees of 1% to 2% (per annum) of the net assets and performance fees or allocations of 10% to 30% of net profits earned. The Investment Vehicles provide for periodic redemptions, with various lock-up provisions from initial investment. The liquidity provisions shown in the Schedule of Portfolio Investments apply after the expiration of lock-up provisions.

D. Federal Income Taxes

The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund has recorded no tax liabilities pursuant to the Interpretation.  However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations, and interpretations thereof. The Fund is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed/(Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$(7,822,996)	$5,635,105	$2,187,891

The reclassifications for the Fund relate primarily to a tax net operating loss and investments in partnerships.

F. Recent Accounting Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Undiscovered Managers Multi-Strategy Fund
Notes to Financial Statements, continued
As of December 31, 2008

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee

Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor has a responsibility for the management of the Fund’s affairs, subject to the supervision of the Trust’s Board of Trustees (the “Board”). For such services, the Advisor is paid a fee. The fee is accrued and paid monthly at an annual rate of 1.25% of average monthly net assets. The average net assets for each calendar month are determined by averaging the value of the Fund’s net assets on the last business day of such month with the value of the Fund’s net assets on the last business day of the immediately preceding calendar month.

The Fund's investment portfolio is managed on a day-to-day basis by Cadogan Management, LLC (the “Sub-advisor”), under the general oversight of the Advisor and the Board. Under the terms of the Sub-advisory Agreement, the Advisor pays the Sub-advisor a monthly sub-advisory fee at the annual rate of 0.85% of the average monthly net assets of the Fund. The Advisor monitors and evaluates the Sub-advisor to help assure that it is managing the Fund in a manner consistent with the Fund's investment objective and restrictions and applicable laws and guidelines.

The fees paid to the Advisor are separate from and in addition to the fees charged to the Fund by the Investment Vehicles.

The Fund may sweep excess cash into one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2008 was $26,064.

B. Administration Fee

Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed and paid monthly at the annual percentage of 0.365% of the average monthly net assets of the Fund. The average net assets for each calendar month is determined by averaging the value of the Fund’s net assets on the last business day of such month with the value of the Fund’s net assets on the last business day of the immediately preceding calendar month.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Placement Agent

JPMorgan Distribution Services, Inc. (the “Placement Agent”), an indirect wholly-owned subsidiary of JPMorgan, serves as the Fund’s placement agent. The Placement Agent processes subscriptions for shares and provides various sales support activities in connection with the Fund’s private placement of shares.

The Placement Agent receives no compensation for its services.

D. Custodian and Accounting Fees

JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and fund accounting services for the Fund. The amount paid directly to JPMCB by the Fund for custody and accounting services is included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Undiscovered Managers Multi-Strategy Fund
Notes to Financial Statements, continued
As of December 31, 2008

E. Other

Certain officers of the Trust are affiliated with the Advisor and the Administrator. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s Fees in the Statement of Operations.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases	Sales
$46,137,506	$131,376,272

During the year ended December 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2008 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$ 103,097,055	$ 16,572,483	$ 20,833,886	$ (4,261,403)

For the Fund, the difference between book and tax basis appreciation/(depreciation) on investments is primarily attributed to the outstanding basis adjustment from the Fund’s investments in partnerships.

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

Ordinary Income	Total Distributions
$1,865,093	$1,865,093

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$5,736,025	$11,988,267	$17,724,292

Undiscovered Managers Multi-Strategy Fund
Notes to Financial Statements, continued
As of December 31, 2008

At December 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$-	$(10,873,320)	$(4,261,403)

The cumulative timing differences primarily consist of post-October loss deferrals and the outstanding basis adjustment for the Fund’s investments in partnerships.

As of December 31, 2008, the Fund had the following net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2016	Total
$10,873,320	$10,873,320

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2008, the Fund deferred to January 1, 2009 post-October capital losses of $3,816,791.

6. Shareholder Transactions

No shareholder will have the right to require the Fund to redeem shares, although the Fund may from time to time repurchase Shares as of the last day of a calendar quarter pursuant to written tenders by shareholders, which written tenders must be received by the Fund at least 60 and no more than 90 days prior to the repurchase date. Whether repurchases will be made during any given quarter will be determined by the Board in its sole discretion. In determining whether the Fund should offer to repurchase Shares from shareholders, the Board will consider the recommendations of the Advisor. The Advisor expects that it will generally recommend to the Board that the Fund offer to repurchase Shares on the last business day of each calendar quarter.

Dividends and capital gain distributions ("Distributions") will automatically be reinvested in additional shares of the Fund at the Fund's net asset value on the record date thereof unless a shareholder has elected to receive Distributions in cash.

7. Risk Factors

Because of the limitation on rights of redemption and the fact that the Shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Sub-advisor may invest the Fund's assets in Investment Vehicles that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Fund is highly illiquid and involves a substantial degree of risk. Investment Vehicles are riskier than liquid securities because the Investment Vehicles may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Investment Vehicles may cause investors to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance. Alt hough the Fund may offer to repurchase Shares from time to time, there can be no assurance such offers will be made with any regularity.

The Fund invests primarily in Investment Vehicles that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks.

The Investment Vehicles may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Vehicles may be more susceptible to

Undiscovered Managers Multi-Strategy Fund
Notes to Financial Statements, continued
As of December 31, 2008

economic, political and regulatory developments in a particular sector of the market, positive or negative, and may lead to increased volatility of the Fund's net asset value. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the Shares.

The Investment Vehicles provide for periodic redemptions ranging from monthly to annually with lock-up provisions of up to two years from initial investment.

The Investment Vehicles may invest in securities of foreign companies that involve special risks and considerations not typically associated with investments in the United States of America, due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Investment Vehicle. Such concentrations may subject the Investment Vehicles to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Investment Vehicles may also invest in derivatives which represent agreements between the Investment Vehicles and a counterparty.  Such agreements, which include forward contracts, non-exchange-traded options and swaps, usually represent an agreement between two parties to either receive or pay monies equal to the difference between a selective value or market rate and/or corresponding value or market value ("Reference Rates") upon the termination of an agreement. Such transactions can be effected on a leveraged basis which may amplify the positive or negative outcome of the change in Reference Rates.

8. Borrowings:

Effective January 25, 2008, the Fund entered into a 365-day $25,000,000 committed unsecured revolving credit facility (“Credit Facility”) for temporary or emergency purposes with The Bank of New York. Under terms of the Credit Facility, the Fund will pay a facility fee on the amount of the commitment at a rate per annum of 0.15%. In addition, the Fund pays interest on borrowings, at its option, at a rate per annum equal to either (i) 0.85% plus the federal funds rate or (ii) 0.85% plus an adjusted LIBOR rate for interest periods of 1,2 or 3 months. This agreement expired on January 24, 2009 and was extended until February 6, 2009. The Fund had no borrowings from the Credit Facility at December 31, 2008, or at any time during the period then ended.

9. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. Subsequent Event

Subsequent to December 31, 2008, the Fund received redemption requests of approximately $26 million.

Report of Independent Registered Public Accounting Firm

To the Trustees of UM Investment Trust
and Shareholders of Undiscovered Managers Multi-Strategy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Undiscovered Managers Multi-Strategy Fund (hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financi al statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As explained in Note 2, the financial statements include investments valued at $78,178,846 (58.7% of the Fund's net assets) at December 31, 2008, the values of which have been estimated by the Investment Advisor in the absence of readily ascertainable market values. Those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the difference could be material.

PricewaterhouseCoopers LLP
New York, New York
February 27, 2009

Undiscovered Managers Multi-Strategy Fund
Trustees (Unaudited)
December 31, 2008

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	139	None.

John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979-present).	139	Director, Cardinal Health, Inc (CAH) (1994-present); Director. Greif, Inc. (GEF) (packaging manufacturer) (2007-present).

Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998-1999).	139	Director, Bronx-Lebanon Hospital Center, Director, United Way of New York City.

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003- 2004); President - Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	139	None.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2001-present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	139	Director, Center for Deaf and Hard of Hearing.

Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	139	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985- 2001).	139	Trustee, Stratton Mountain School (2001-present); Trustee, American University in Cairo (1999-present); Trustee, Carleton college (2002-present).

Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	139	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Joe Pietryka, Inc, (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	139	Trustee, Morgan Stanley Funds (164 portfolios) (1992-present).

Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000-present); Chief Investment Officer, Wabash College (2004-present); self-employed consultant (2000-present); Director of Investments, Eli Lilly and Company (1988-1999).	139	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

Undiscovered Managers Multi-Strategy Fund
Trustees, continued (Unaudited)
December 31, 2008

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	139	None.

Interested Trustee

Frankie D. Hughes * (1952), Trustee of trust since 2008.	Principal and Chief Investment Officer, Hughes Capital management, Inc. (fixed income asset management) (1993-present).	139	None.

Leonard M. Spalding, Jr. ** (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	139

Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catherine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present); Trustee, Marion and Washington County, Kentucky Airport Board (1998-present); Trustee, Catholic Education Foundation (2005-present).

(1)

Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (139 funds).

*

Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**

Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase Stock.
The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

Undiscovered Managers Multi-Strategy Fund
Officers (Unaudited)
December 31, 2007

Name (Year of Birth), Positions Held with the Fund (Since)	Principal Occupations During Past 5 Years

George C.W. Gatch (1962), President (2005)

Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*

Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008) Frank J. Nasta (1964), Secretary (2008)

Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. in 2001.

Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J&W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration – Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)

Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Assistant Secretary (2008)*

Vice President, JPMorgan Funds Management Inc, since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as a Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Undiscovered Managers Multi-Strategy Fund
Officers, continued (Unaudited)
December 31, 2007

Name (Year of Birth), Positions Held with the Fund (Since)	Principal Occupations During Past 5 Years

Elizabeth A. Davin (1964), Assistant Secretary (2005)*

Vice President and Assistant General Counsel, JPMorgan Chase

& Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*

Vice President and Assistant General Counsel, JPMorgan Chase

& Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Brian L. Duncan (1965), Assistant Treasurer (2008)*

Vice President, JPMorgan Funds Management, Inc. since June

2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972) Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966) Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 to 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*

The contact address for the officer is 1111 Polaris Parkway, Columbus, OH  43240.

Undiscovered Managers Multi-Strategy Fund
Schedule of Shareholder Expenses (Unaudited)
Hypothetical $1,000 Investment
December 31, 2008

As a shareholder of the Fund, you incur ongoing costs, including investment advisory, administration fees and other Fund expenses (not including expenses from underlying Investment Vehicles). The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example assumes that you had a $1,000 investment in the Fund at the beginning of the reporting period, July 1, 2008, and continued to hold your shares at the end of the reporting period, December 31, 2008.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line of the Fund under the heading entitled "Expenses Paid During" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning di fferent funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2008	Ending Account Value, December 31, 2008	Expenses Paid During July 1, 2008 to December 31, 2008*	Annualized Expense Ratio

Actual	$1,000.00	$784.00	$7.98	1.78%
Hypothetical	1,000.00	1,016.19	9.02	1.78

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Undiscovered Managers Multi-Strategy Fund
Board Approval of Investment Advisory Agreement (Unaudited)
December 31, 2008

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of the investment advisory agreement and the sub-advisory agreement for the Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the "Advisory Agreements"). At the June meeting, the Board’s investment subcommittees (money market and alternative products, equity and fixed income) met to review and consider performance and expense information for the JPMorgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of the Advisory Agreements on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Fund, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Fund. This information includes the Fund’s performance against the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor's senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the Fund. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall con fidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisors.

Costs of Services Provided and Profitability to the Advisor

The Trustees did not receive nor review the profitability of the Fund to the Advisor in light of the fee waiver and/or expense reimbursement obligations of the Advisor and Administrator to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Trustees considered that JPMFM, an affiliate of the Advisor, earns fees from the Fund for providing administrative services. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Undiscovered Managers Multi-Strategy Fund

Board Approval of Investment Advisory Agreement (Unaudited)
December 31, 2008

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings. The attention that was given to the benchmark performance and the actions taken as a result of the review of the Fund’s investment performance are summarized below:

The Trustees noted the performance for the one, three and five-year periods of the Fund as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with the members of the money market and alternative products sub-committee at each of their regular meetings over the course of the year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Fund’s total actual expenses were in the third quintile and the net advisory fee was in the fourth quintile of the Expense Group. The Trustees also considered information provided by JPMFM and JPMorgan Distribution Services, Inc. ("JPMDS") related to the sub-advisory structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

Sub-advisor

At a meeting held October 10, 2008, the Board of Trustees was informed of circumstances that had led the Fund's Sub-advisor to conclude that there might be a change of control of the Sub-advisor.  The Fund's sub-advisory agreement terminates automatically in the event of a change of control of the Sub-advisor. On September 28, 2008 the Belgian government assumed an approximately 50% stake in Fortis SA/NV ("Fortis Belgium"), which might be considered a change of control.  Fortis Belgium is the indirect parent of Fortis Investment Management USA, Inc. ("Fortis USA"), which in turn "controls" the Sub-advisor within the meaning of the 1940 Act. Subsequently on October 5, 2008, the Belgium government assumed a 100% stake in Fortis Belgium, which might also be considered a change of control.  In response to this information, the Trustees approved interim sub-advisory agreements for the Fund. The first interim sub-advisory agreement co vered the period from September 28, 2008 to October 5, 2008 and the second interim sub-advisory agreement was approved for the period beginning October 5, 2008 and ending 150 days from that date or when a new contract was approved, whichever occurred earlier. In considering whether to approve the two interim sub-advisory agreements, the Trustees took into account that they had recently approved the continuation of the prior sub-advisory agreement in August 2008.  That approval followed a lengthy process, which is described above.  The Trustees also considered the implications of these changes of control, that the terms of the interim agreements are substantially identical to the terms of the prior sub-advisory agreement, and the scope and quality of services to be provided under the interim sub-advisory agreements will be at least equivalent to the scope and quality of services provided under the prior sub-advisory agreement with the Sub-Advisor. In light of these considerations and their recent co ntinuation of the Fund's sub-advisory arrangement in August 2008, the Trustees approved the interim sub-advisory agreements at their meeting on October 10, 2008.

Undiscovered Managers Multi-Strategy Fund
Privacy Policy (Unaudited)
December 31, 2008

Respecting and protecting customer privacy is vital to JPMorgan Funds and JPMorgan Distribution Services, Inc. (“JPMDS”). This Policy explains what JPMorgan Funds does to keep our customer information private and secure.

Q. Who is covered by the Privacy Policy?

A.  This Privacy Policy applies to consumers who are customers or former customers of JPMorgan Funds through record ownership of Fund shares.  Our Privacy Policy is provided to customers when they open a new account. We also send it to current customers yearly.  We may change our Policy.  We will send you a new privacy policy if we broaden our information sharing practices about you.

Q. What information do you have about me?

A. To provide services and to help meet your needs, we collect information about you from various sources.

•

We get information from you on applications or other forms, on our web site, or through other means.

•

We get information from transactions, correspondence, or other communications with us.

Q. How do you safeguard information about me?

A. We take a number of steps to protect the privacy of information about you.  Here are some examples:

•

We keep information under physical, electronic and procedural controls that comply with or exceed governmental standards.

•

We authorize our employees, agents and contractors to get information about you only when they need it to do their work for us.

•

We require companies working for us to protect information.  They agree to use it only to provide the services we ask them to perform for us.

Q. Is information about me shared with others?

A. No, we do not share personally identifiable information about you except as noted below.

Q. Is information about me shared with service providers?

A. Yes, as permitted by law.  We may share information about you with outside companies that work for us.  These may include firms that help us maintain and service accounts. For instance, we will share information with the transfer agent for JPMorgan Funds. The transfer agent needs this information to process your purchase, redemption and exchange transactions and to update your account. We may also share information about you with outside financial companies that have joint marketing agreements with us. However, we only provide information about you to that broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account.

Q. Is information about me shared in any other ways?

A. Yes.  We may also share information about you in other ways, as required or permitted by law.  Here are some examples of ways that we share information.

•

To protect against fraud.

•

To respond to a subpoena.

•

To service your account.

•

With your consent.

Undiscovered Managers Multi-Strategy Fund
Privacy Policy, continued (Unaudited)
December 31, 2008

JPMORGAN DISTRIBUTION SERVICES, INC.

In general, JPMDS, as distributor for the JPMorgan Funds, does not independently collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to JPMDS nonpublic personal financial information relating to shareholders or prospective shareholders as necessary for JPMDS to perform services for the Funds. In such circumstances, JPMDS adheres to the regulatory limitations on use or disclosure of that information and its own obligations to the Funds to protect the security and confidentiality of the information.

Special Notice for California Residents.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

Special Notice for Vermont Residents.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE JPMORGAN FUNDS’ PRIVACY COMMITMENT

The JPMorgan Funds are committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you.  We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.jpmorganfunds.com.

For More Information:

Investment Advisor
J.P. Morgan Investment Management Inc.
245 Park Avenue
New York, New York 10167

Placement Agent
JPMorgan Distribution Services, Inc.
245 Park Avenue
New York, New York 10167

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC.  Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund’s Private Placement Memorandum. This document may not be copied, faxed or otherwise distributed to the general public.

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc.

AN-UMMS-1208

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

 (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2008 - $93,030

2007 – $98,950

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)

2008 - $18,890,000

2007 – $15,213,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2008 - $12,170

2007 – $12,160

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2008 and 2007.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2008 – Not applicable

2007 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of          Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the

Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

      (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2008 – 0.0%

2007 – 0.0%

 (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $24.8 million in 2008 and $19.9 million in 2007.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

The proxy voting policies and procedures in effect as of December 31, 2008 are included as Exhibit 7.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGERS

The portfolio managers for UM Multi-Strategy Fund (“Fund”) are as follows:

STUART N. LEAF, Chief Executive Officer, Investment Committee member, has been involved in the research, creation and management of Cadogan’s multi-manager portfolios since inception, in addition to having primary responsibility for business strategy and new product development. Prior to founding Cadogan, Mr. Leaf was Managing Director of IMI Advisors USA (the asset management division of Mabon Securities), a Principal at the Leveraged Buyout firm of Clearbrook & Co., and a Senior Associate at Peers & Co., a New York merchant bank (joint venture with LTCB), where he was engaged in real estate and merger & acquisition activity between Japan and the United States. Mr. Leaf was also an investment banker with Goldman, Sachs & Co. in New York and a Research Analyst in Investment Banking for Merrill Lynch Capital Markets. Mr. Leaf graduated Phi Beta Kappa from Stanford University with BAs in Economics and French, both with honors and distinction. He also received an MA in French Literature and an MBA from Stanford.

PAUL ISAAC, Managing Director, Chief Investment Officer, Investment Committee member, joined Cadogan in 2000 and participates in the evaluation of managers and the research and assessment of economic and financial market conditions in which hedge funds operate, as well as the evolving structural characteristics of the various sub-sectors of hedge funds. Mr. Isaac also is part of portfolio management decisions, including creating new client portfolios and selecting or eliminating managers from existing portfolios of which he is an Investment Committee member. He has 35 years of investment management experience, covering a broad range of opportunistic strategies, as well as fixed income and value equity portfolios. Previously, he was an analyst for SC Fundamental, LLC, a value equity hedge fund. Mr. Isaac also brings a broad range of sell-side experience through 18 years of senior-level management in the securities industry. During that time, he developed and/or managed the municipal, government, mortgage-backed and high-yield bond departments of Mabon, Nugent & Co. and its successor firms. He served as its Chief Economist and as a Board and Executive Committee member, and he chaired the firm’s Commitments and Credit Committees. Mr. Isaac also served a term as the Chairman of the Securities Industry Association Capital Rules Committee. For more than 10 years, he has been the Treasurer and Investment Committee Chairman of a public charity. Mr. Isaac has been and remains and active investor. He graduated from Williams College with Highest Honors in Political Economy and was a Thomas J. Watson Foundation Fellow.

MICHAEL WALDRON, CFA, Director of Investments, Investment Committee member, oversees portfolio construction and risk management, and works with Ms. Carmel in sourcing and monitoring managers. He is responsible for developing and enhancing the firm’s risk models and performance analytics and he is a member of the firm’s board of directors, along with Stuart Leaf and Paul Isaac.  Prior to joining Cadogan in 1997, Mr. Waldron was a portfolio manager at the asset management firm L.J. Altfest & Co. in New York.  There, he was responsible for managing $100 million in balanced client accounts, creating client portfolios and ongoing asset allocation.  Mr. Waldron attended the University of California at Santa Cruz, where he graduated Phi Beta Kappa with BAs in Chemistry and Art History, each with honors. Mr. Waldron holds the Chartered Financial Analyst (CFA) designation.

PETER HOMMEYER, CAIA, Managing Director, Research, Investment Committee member, works with the research team to identify and evaluate potential hedge fund managers for Cadogan, contributing to ongoing portfolio management.  Prior to joining Cadogan in June 2004, Mr. Hommeyer ran the Alternative Investments Group for BAWAG Bank in Vienna, Austria.  There, he oversaw the Bank’s proprietary hedge fund portfolio.  From 1997 to 2001, he worked for Bank Austria in Vienna and London, holding positions in portfolio management and derivatives trading.  He began his career on the floor of the Chicago Board Options Exchange in 1990 and has more than 15 years of investment experience. Mr. Hommeyer received a BA in Economics from the University of Colorado at Boulder, where he was a member of the university’s Honors Program.  His studies also included two semesters at the Institut fur Europaeische Studien in Vienna, Austria.  Mr. Hommeyer is a CAIA Charterholder and has held the SFA Registered Representative and EUREX Authorized Trader’s License registrations.

PORTFOLIO MANAGERS’ OTHER ACCOUNTS MANAGED

The following tables show information regarding other accounts managed by portfolio managers of the Fund as of December 31, 2008:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Stuart Leaf	0	0	9	$ 510	0	0
Paul Isaac	0	0	9	$ 510	0	0
Michael Waldron	0	0	9	$ 510	0	0
Peter Hommeyer	0	0	9	$ 510	0	0

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Stuart Leaf	1	$59	26	$ 4,489	0	0
Paul Isaac	1	$59	26	$ 4,489	0	0
Michael Waldron	1	$59	26	$ 4,489	0	0
Peter Hommeyer	1	$59	26	$ 4,489	0	0

POTENTIAL CONFLICTS OF INTEREST

As shown in the above table, the portfolio managers may manage accounts in addition to the identified registered investment company (a “RIC”). The potential for conflicts of interest exists when Cadogan, the subadviser, and its portfolio managers manage other accounts with similar investment objectives and strategies as the RIC. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

From time to time, as part of our portfolio management process, Cadogan encounters the situation of allocating capital to a single fund across multiple Cadogan portfolios. Under such as scenario, Cadogan first looks at the individual fund's appropriateness for each Cadogan portfolio in question. This is based primarily on the fund's designation, style, investment methodology, liquidity terms, risk/return objectives, and capacity. It is often the case that a candidate fund for a particular Cadogan portfolio may ultimately be deemed as inappropriate, while at the same time appropriate for another portfolio.

Cadogan has policies and procedures designed to manage these conflicts described above.

By way of example, this may occur if a fund that has limited capacity (making the investment too small to justify a larger position in a particular fund), or is of a designation that is not suitable for a particular portfolio. In the event that Cadogan finds investments that are a fit for multiple Cadogan portfolios, Cadogan tries to ensure that all portfolios are treated with equal care with respect to position sizing. In the event that capacity is ultimately limited, and a choice must be made between two portfolios, Cadogan’s investment committee will seek to partner the new investment to the Cadogan portfolio that provides the best perceived match with respect to maintaining that particular portfolio's future risk and return objectives.

PORTFOLIO MANAGER COMPENSATION

Cadogan’s portfolio managers, who are also the principals of Cadogan, are compensated by: 1) a fixed base salary and 2) a percentage of Cadogan’s net profits as determined by Cadogan’s operating agreement. The principals are not compensated based on the specific performance of any one portfolio, including the UM Multi-Strategy Fund. Furthermore, sub-advisory fees are not performance based for the Fund unlike the other products managed by Cadogan.

OWNERSHIP OF SECURITIES

Dollar Range of Shares in the Fund
Name	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	over $100,000
Stuart N. Leaf					X
Paul Isaac	X
Michael Waldron	X
Peter Hommeyer	X

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases covered by this Item during the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely  to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

The Registrant has adopted proxy voting policies and procedures, as defined in Item 7 of Form N-CSR. A copy of the policies and procedures is filed as Exhibit 7 to this Form.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UM Investment Trust

By:

/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

March 6, 2009

By:

/s/____________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

March 6, 2009